Exhibit 10.17

nVent Electric plc Non-Employee Director Compensation

Following the Separation, non-employee director compensation will be as follows:

Board Retainer:                    $80,000

Committee Retainers

Audit and Finance:                $12,500
Compensation:                $ 7,500
Governance:                    $ 7,500

Chairman, Lead Director and Committee Chair Retainers

Non-executive Chair                $140,000
Lead Director:                $ 30,000
Audit and Finance Committee Chair:    $ 20,000
Compensation Committee Chair:        $ 15,000
Governance Committee Chair:        $ 12,000

Equity Compensation
(Amount based on peer group benchmarking)     $130,000
Grants to be made on first trading day in January each year, except the 2018 grant will be made in May 2018 rather than in January

Grant made in the form of restricted stock units – vest in one year after the grant date

•	Share withholding will be allowed to cover taxes on restricted stock unit vesting.

•	Directors will be restricted from selling nVent ordinary shares until they meet the stock ownership guideline (5 times board retainer).